UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

Common Stock Purchase Agreement

On November 6, 2021, FirstEnergy Corp. (“FirstEnergy” or the “Company”) entered into a Common Stock Purchase Agreement (the “SPA”) with BIP Securities II-B L.P. (the “Investor”), an affiliate of Blackstone Infrastructure Partners L.P., for the private placement of 25,588,535 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at a price of $39.08 per share, representing an investment of $1.0 billion (the “Private Placement”).

The SPA contains customary representations, warranties and covenants of the Company and the Investor. The consummation of the Private Placement on the closing date (the “Closing Date”) is subject to customary closing conditions, including, among others: (i) the continued accuracy of the representations and warranties contained in the SPA; (ii) the performance or compliance in all material respects by each party of its respective covenants and agreements under the SPA that are required to be performed or complied with by such party prior to the closing of the Private Placement; (iii) the absence of any material adverse effect on the Company’s business, assets, liabilities, financial condition or results of operations; and (iv) the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The sale and issuance of the Common Stock pursuant to the SPA is and will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), or another available exemption from registration under the Securities Act.

Standstill Provisions

Under the SPA, a “Standstill Period” commences on November 6, 2021 and ends on the earlier to occur of (i) December 31, 2022 and (ii) such time as the Investor (A) beneficially owns less than 75% of the Common Stock acquired by it at the closing of the Private Placement, subject to certain conditions, or (B) no longer has an Investor Nominee (as defined below) serving as a director on the Board (as defined below). For the duration of the Standstill Period, the Investor, together with certain affiliates, is prohibited from taking the following actions, among other restrictions, without the prior consent of the Company, subject to certain exceptions:

•acquiring certain additional securities of the Company or its subsidiaries, provided that the Investor will be permitted to (i) purchase additional shares of Common Stock up to an amount equal to 3.5% of the issued and outstanding shares of Common Stock on the date of the SPA and (ii) purchase indebtedness of the Company and its subsidiaries;

•propose a change in, or criticize, the management or boards of directors of the Company or its subsidiaries, subject to certain exceptions;

•make statements or proposals with respect to a merger, restructuring, sale of assets, dividend, share repurchase or liquidation, or any similar transaction, or that require the Company or its subsidiaries to make a public action or statement regarding the possibility of any of the foregoing;

•take a net economic short interest in the Common Stock or debt securities of the Company.

Board Nomination and Observer Rights

Pursuant to the SPA, the Company’s board of directors (the “Board”) has agreed that, from and after the Closing Date, for so long as the Investor beneficially owns at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement (such period, the “Nomination Period”), the Investor will have the right to nominate one natural person for election to the Board (the “Investor Nominee”) and the Company will: (i) upon the occurrence of a vacancy on the Board during the Nomination Period, if the Investor Nominee is not then serving as a member of the Board, cause the Investor Nominee to be appointed to the Board; and (ii) in connection with each annual meeting of the stockholders of the Company at which directors are generally elected during the Nomination Period, (A) include the Investor Nominee as a nominee for election to the Board; (B) include the Investor Nominee in the Company’s notice of annual meeting (or any supplement thereto); (C) not nominate more nominees than the number of persons to be elected to the Board at such meeting (which amount shall include the Investor Nominee); and (D) use reasonable best efforts to cause the election of the Investor Nominee so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Investor Nominee and (y) otherwise support the Investor Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

In addition, the Company and the Investor will each use reasonable best efforts (including the exhaustion of all available appeals processes) to, as promptly as practicable after the date of the SPA, among other matters, obtain all Regulatory Approvals (as defined in the SPA) necessary to permit the Investor Nominee to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of the Board or any Board committee and to take the other actions contemplated by the SPA. Until such time as all Regulatory Approvals are obtained, no Investor Nominee serving as a member of the Board will have the right to vote at any meeting of the Board or any Board committee.

In the event the Investor Nominee is unable or otherwise ceases to serve on the Board, the SPA provides a mechanism for the Investor to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of the term of such Investor Nominee.

In the event that the Investor ceases to beneficially own at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, if requested by the Board, the Investor shall cause the Investor Nominee to immediately resign from the Board.

In addition, during the Nomination Period, in the event an Investor Nominee is not serving on the Board, the Company will permit one person designated by the Investor to attend as an observer of all meetings of the Board.

Preemptive Rights

During the six-month period following the closing of the Private Placement, for so long as the Investor beneficially owns at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, at any time the Company makes any offering of $100.0 million or more of Common Stock or any options or other securities convertible into Common Stock (subject certain customary exceptions), the Investor shall have the right to acquire from the Company (i) if the price per share of Common Stock in such offering is less than $39.08, an amount equal to 50% of the total number of shares actually issued or (ii) if the price per share of Common Stock in the offering is equal to or greater than $39.08, an amount of shares based on the Investor’s pro rata ownership of the Company’s Common Stock at the time of such offering.

Registration Rights

The SPA contains provisions that provide for certain registration rights covering “Registrable Securities,” which, subject to customary limitations and exceptions, includes shares of Common Stock issued thereunder.

Pursuant to such provisions in the SPA, the Company is required to file a shelf registration statement with respect to Registrable Securities. Subject to customary exceptions, the Company must cause to become effective and maintain the effectiveness of any such registration statement until the Registrable Securities covered by the registration statement have been disposed of or are no longer Registrable Securities, subject to certain limitations.

If at any time the Company proposes to file a registration statement, other than the shelf registration statement referred to in the immediately preceding paragraph, for a public offering of Common Stock for cash, excluding certain employee benefit plans, dividend reinvestment plans or stock investment plans and other transactions, or sell securities that have been registered on such shelf registration statement in connection with a public offering of Common Stock by the Company, the Investor, to the extent it holds Registrable Securities under the SPA, will have piggyback registration rights to include such Registrable Securities in such registration and public offerings of Common Stock for cash thereunder.

The registration rights in the SPA are subject to certain conditions, exceptions and limitations, including rights of the Company to delay the filing of, suspend the use of or withdraw a registration statement. The Company will be obligated to pay all fees and expenses in connection with its obligations pursuant to the registration rights under the SPA, subject to certain exceptions and limitations.

Guaranty

Pursuant to the SPA, concurrently with the execution and delivery thereof, the Investor delivered to the Company a guaranty executed by Blackstone Infrastructure Partners L.P. (the “Guarantor”) in favor of the Company, pursuant to which the Guarantor will guarantee certain of the Investor’s obligations under the SPA.

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan,” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the completion of the transactions contemplated by the SPA and the recently announced agreement to sell a minority interest in FirstEnergy Transmission, LLC (“FET”) on the anticipated terms and timing or at all, including the receipt of regulatory approvals; the potential liabilities, increased costs and unanticipated developments resulting from governmental investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations regarding House Bill 6, as passed by Ohio’s 133rd General Assembly, and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the potential of non‑compliance with debt covenants in our credit facilities; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, including the final approval by the Public Utilities Commission of Ohio (“PUCO”) of the Unanimous Stipulation and Recommendation filed by the Company and eleven other parties with the PUCO on November 1, 2021; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet through the sale of a minority interest in FET and the common stock issuance pursuant to the SPA; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19, including, but not limited to, disruption of businesses in our territories and governmental and regulatory responses to the pandemic; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s board of directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 8, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer